                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               RADIAN GROUP INC.
                  OFFER TO EXCHANGE 7.75% DEBENTURES DUE 2011
                REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR
                   ALL OUTSTANDING 7.75% DEBENTURES DUE 2011


               PURSUANT TO THE PROSPECTUS, DATED OCTOBER 12, 2001


        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., PHILADELPHIA TIME,

           ON NOVEMBER 11, 2001 UNLESS EXTENDED (SUCH DATE AND TIME,

                AS IT MAY BE EXTENDED, (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   PHILADELPHIA TIME, ON THE EXPIRATION DATE.

                     The Exchange Agent for this Offer is:
                           FIRST UNION NATIONAL BANK


 By Hand or Overnight Courier:       By Facsimile Transmission:          Confirm by Telephone:
   FIRST UNION NATIONAL BANK         FIRST UNION NATIONAL BANK         FIRST UNION NATIONAL BANK
       Radian Group, Inc.              Attention: Marsha Rice            Attention: Marsha Rice
  Corporate Actions Department             (704) 590-7628                    (704) 590-7413
 1525 West W. T. Harris Blvd.,
              3C3
      Charlotte, NC 28262
     Attention: Marsha Rice


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.


     The undersigned acknowledges that he or she has received the prospectus, dated October 12, 2001 (the "Prospectus"), of Radian Group Inc., a Delaware corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of its 7.75% Debentures due 2011 registered under the Securities Act of 1933, as amended (the "New Debentures"), for a like principal amount of the Company's issued and outstanding unregistered 7.75% Debentures due 2011 (the "Old Debentures"). The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.


     The terms of the New Debentures are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Debentures for which they may be exchanged pursuant to the Exchange Offer, except that the New Debentures are freely transferable by holders thereof (except as provided herein or in the Prospectus) and have no registration rights or rights to additional interest. For each Old Debenture accepted for exchange, the holder of such Old Debenture will receive a New Debenture having a principal amount equal to that of the surrendered Old Debenture. The New Debentures will bear interest from the last interest payment date of the Old Debentures to occur prior to the issue date of the New Debentures or, if no interest has been paid, from the date of the indenture. Interest on the New Debentures will accrue at the rate of 7.75% per annum and will be payable semiannually on each June 1 and December 1, commencing on December 1, 2001. The New Debentures will mature on June 1, 2011.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Debentures of any extension as promptly as practicable by oral or written notice thereof.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Old Debentures on a separate signed schedule and affix the schedule to this Letter of Transmittal.

                                           DESCRIPTION OF DEBENTURES
       NAME(S) AND ADDRESS(S) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON                     SHARES TENDERED
                       CERTIFICATES)                                     FOR CERTIFICATES ENCLOSED
                                                                                 AGGREGATE        PRINCIPAL
                                                               CERTIFICATE     AMOUNT OF OLD        AMOUNT
                                                                NUMBER(S)*       DEBENTURES      EXCHANGED**

  * Need not be completed if Old Debentures are being exchanged by book-entry transfer.
 ** Unless otherwise indicated in this column, ALL of the Old Debentures represented by the certificates will be deemed to have been exchanged. See Instruction 2. Old Debentures exchanged must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

             ADDITIONAL INFORMATION REGARDING EXCHANGED DEBENTURES

[ ] Check here if exchanged old debentures are being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC, Euroclear or Clearstream and complete the following:

     Name of Exchange Institution:
------------------------------------------------------------------------

     DTC, Euroclear or Clearstream Book-Entry Account:

     Transaction Code Number:
----------------------------------------------------------------------------

[ ] Check here if exchanged old debentures are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following:

     Name(s) of Registered Holder(s):
--------------------------------------------------------------------

     Window Ticket Number (if any):
---------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
------------------------------------------------

     Name of Institution which Guaranteed Delivery:
-----------------------------------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     DTC, Euroclear or Clearstream Book-Entry Account:
------------------------------------------------

     Transaction Code Number:
----------------------------------------------------------------------------

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplement thereto.

     Name:
--------------------------------------------------------------------------------

     Address:
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby delivers for exchange to the Company the aggregate principal amount of Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debentures delivered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being delivered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures delivered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) it will acquire the New Debentures in the ordinary course of its business, (ii) it has no arrangements or understandings with any person to participate in a distribution of the New Debentures, and (iii) it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such New Debentures are acquired in the ordinary course of such holder's business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the New Debentures and have no arrangement or understanding with any person to participate in the distribution of the New Debentures. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances.

     Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of New Debentures may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the SEC considers broker-dealers that acquired Old Debentures directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Debentures.

     If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This delivery may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Debentures in the name of the undersigned or, in the case of a book-entry delivery of Old Debentures, please credit the book-entry account indicated above maintained at DTC, Euroclear or Clearstream. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Debentures."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Old Debentures not tendered and/or New Debentures are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Debentures which are not accepted for exchange are to be returned by credit to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

   Issue:  New Debentures and/or Old Debentures to:

   Name(s):
   ------------------------------------------------

   ------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                  (Complete accompanying Substitute Form W-9)

   [ ] Credit unexchanged Old Debentures delivered by book-entry transfer to the DTC, Euroclear or Clearstream account set forth below.

   ------------------------------------------------------------
         (DTC, EUROCLEAR OR CLEARSTREAM ACCOUNT NUMBER, IF APPLICABLE)
------------------------------------------------------------
------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Old Debentures not tendered and/or New Debentures are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such persons(s) at an address other than shown in the box entitled "Description of Old Debentures" on this Letter of Transmittal above.

   Mail:  New Debentures and/or Old Debentures to:

   Name(s):
   ------------------------------------------------

   ------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

------------------------------------------------------------

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., PHILADELPHIA TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated: ------------------------ , 2001
x:                                                      -------------------------------------------- ,
--------------------------------------------            2001
x:                                                      -------------------------------------------- ,
--------------------------------------------            2001
(SIGNATURE(S) OF OWNER(S))                              (DATE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

If a holder is tendering any Old Debentures, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.
Name(s):
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                        (PLEASE TYPE OR PRINT) CAPACITY:
Address:
--------------------------------------------------------------------------------
       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURES)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
------------------------ , 2001

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
                    REGISTERED 7.75% DEBENTURES DUE 2011 FOR
                     OUTSTANDING 7.75% DEBENTURES DUE 2011
                              OF RADIAN GROUP INC.

     1. Delivery of this Letter of Transmittal and Old Debentures; Guaranteed Delivery Procedures. A holder of Old Debentures may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Debentures being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Old Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     The Exchange Agent will make a request to establish an account with respect to the Old Debentures at the Depositary Trust Company, or DTC, Euroclear and Clearstream for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Debentures by causing DTC to transfer such Old Debentures into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program procedures for such transfer. Any participant in Euroclear or Clearstream may make book-entry delivery of Old Debentures by causing Euroclear or Clearstream to transfer such Old Debentures into the Exchange Agent's account in accordance with established Euroclear or Clearstream procedures for transfer. However, although delivery of Old Debentures may be effected through book-entry transfer at DTC, Euroclear, or Clearstream, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be compiled with.

     A Holder may tender Old Debentures that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program ("ATOP"), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC, Euroclear or Clearstream to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the participant tendering the Old Debentures that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC, Euroclear or Clearstream participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

     Holders of Old Debentures held through Euroclear or Clearstream are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream to accept the Exchange Offer and to tender their Old Debentures. A computer-generated message must be transmitted to Euroclear or Clearstream in lieu of a Letter of Transmittal, in order to tender the Old Debentures in the Exchange Offer.

     DELIVERY OF THE AGENT'S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

     Holders of Old Debentures whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures,

          (i) such tender must be made through an Eligible Institution (as defined below),

          (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of Old Debentures, the certificate number or numbers of such Old Debentures and the principal amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Old Debentures tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

          (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Old Debentures tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT'S MESSAGE BY A DTC, EUROCLEAR OR CLEARSTREAM PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD DEBENTURES SHOULD BE SENT TO THE COMPANY, DTC, EUROCLEAR OR CLEARSTREAM. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE "THE EXCHANGE OFFER" SECTION OF THE PROSPECTUS.

     2. Partial Tenders; Withdrawals. If less than all of the Old Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Debentures tendered in the box entitled "Description of Old Debentures -- Principal Amount Tendered." A newly issued certificate for the Old Debentures submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., Philadelphia time, on the Expiration Date.

     For a withdrawal to be effective:

     - the Exchange Agent must receive a written notice, which may be by telegram, telex, facsimile transmission or letter, of withdrawal at the address set forth above, or

     - for DTC, Euroclear or Clearstream participants, holders must comply with their respective standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream.

     Any notice of withdrawal must:

     - specify the name of the person who deposited the Old Debentures to be withdrawn,

     - identify the Old Debentures to be withdrawn, including the certificate number or numbers and principal amount of the Old Debentures to be withdrawn,

     - be signed by the person who tendered the Old Debentures in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees, and

     - specify the name in which any Old Debentures are to be re-registered, if different from that of the withdrawing holder.

     The Exchange Agent will return the properly withdrawn Old Debentures without cost to the holder as soon as practicable following receipt of notice of withdrawal. If Old Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Debentures or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

     3. Tender by Holder. Except in limited circumstances, only a Euroclear, Clearstream or DTC participant listed on a DTC securities position listing may tender Old Debentures in the Exchange Offer. Any beneficial owner of Old Debentures who is not the registered holder and is not a Euroclear, Clearstream or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such.

     4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of the Old Debentures) of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Old Debentures specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Old Debentures.

     If this Letter of Transmittal or any certificates of Old Debentures or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter of Transmittal.

     Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Debentures tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of the Old Debentures) who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing an "Eligible Institution").

     5. Special Issuance and Delivery Instructions. Tendering holders of Old Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at DTC, Euroclear or Clearstream as such holder may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Old Debentures are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Debentures may be subject to backup withholding rate that will 30.5% for payment made in 2001, and decrease in steps to 28% for payments made in 2006 and thereafter when the holder receives interest with respect to the New Debentures, or when the holder receives proceeds upon sale, exchange, redemption, retirement or other disposition of the New Debentures.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     Under the federal income tax laws, payments that may be made by the Company on account of New Debentures issued pursuant to the Exchange Offer may be subject to the above mentioned backup withholding. To prevent backup withholding, each tendering holder of Old Debentures must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Debentures is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Checking this box or writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the holder has not provided the Company with its TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     7. Transfer Taxes. Holders who tender their Old Debentures for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Debentures are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures in connection with the Exchange Offer, the amount of any such
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

transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures specified in this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Debentures nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Old Debentures. Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.


                  [Remainder of page intentionally left blank]


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

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                         PAYOR'S NAME: RADIAN GROUP INC

--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT                TIN:
  FORM W-9                     AND CERTIFY BY SIGNING AND DATING BELOW. For individuals,    ----------------------------
                               this is your Social Security Number (SSN). For sole
                               proprietors, see the Instructions in the enclosed               Social Security Number
                               Guidelines. For other entitles, it is your Employer                       or
                               Identification Number (EIN). If you do not have a number,              Employer
                               see how to get a TIN in the enclosed Guidelines.                 Identification Number
                             ---------------------------------------------------------------------------------------------
 DEPARTMENT OF THE
  TREASURY                     Part 2 -- TIN Applied for   [ ]
  INTERNAL REVENUE             -------------------------------------------------------------------------------------------
  SERVICE                      Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) the number shown
  PAYOR'S REQUEST FOR          on this form is my correct Taxpayer Identification Number (or I am waiting for a number to
  TAXPAYER IDENTIFICATION      be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from
  NUMBER ("TIN") AND           backup withholding, (b) I have not been notified by the Internal Revenue service (the
  CERTIFICATION                "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
                               -------------------------------------------------------------------------------------------

                               SIGNATURE: ________________________________________  DATE:  _____________________
--------------------------------------------------------------------------------------------------------------------------
  YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO
  BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURNS AND YOU HAVE NOT BEEN NOTIFIED
  BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
  CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2
              OF SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the
 Internal Revenue Service as backup withholding.
  Signature:  __________________________________________________________ Date:  ___________________
 FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON
 ACCOUNT OF THE NEW DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS
----------------------------------------------------------------------------------------------------------

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